                              AMENDMENT NO. 1 TO
                                  SCHEDULE A
                          TO DELAWARE GROUP OF FUNDS*
                           FUND ACCOUNTING AGREEMENT


Delaware Group Cash Reserve, Inc.

Delaware Group Decatur Fund, Inc.

          Decatur Income Fund
          Decatur Total Return Fund

Delaware Group Delaware Fund, Inc.

          Delaware Fund
          Devon Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Tax-Free Fund, Inc.

          Tax-Free USA Fund
          Tax-Free Insured Fund
          Tax-Free USA Intermediate Fund

Delaware Group Limited-Term Government Funds, Inc.

          Limited-Term Government Fund
          U.S. Government Money Fund

Delaware Group Trend Fund, Inc.

Delaware Group Income Funds, Inc.
          Delchester Fund
          Strategic Income Fund (New)

DMC Tax-Free Income Trust - Pennsylvania

*Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Value Fund, Inc.

Delaware Group Global & International Funds, Inc.

          International Equity Fund
          Global Bond Fund
          Global Assets Fund
          Emerging Markets Fund (New)


Delaware Group DelCap Fund, Inc.

Delaware Pooled Trust, Inc.

          The Defensive Equity Portfolio
          The Aggressive Growth Portfolio
          The International Equity Portfolio
          The Defensive Equity Small/Mid-Cap Portfolio (New) The Defensive Equity Utility Portfolio (New)
          The Labor Select International Equity Portfolio The Real Estate Investment Trust Portfolio
          The Fixed Income Portfolio
          The Limited-Term Maturity Portfolio (New)
          The Global Fixed Income Portfolio
          The International Fixed Income Portfolio (New)
          The High-Yield Bond Portfolio (New)


Delaware Group Premium Fund, Inc.

          Equity/Income Series
          High Yield Series
          Capital Reserves Series
          Money Market Series
          Growth Series
          Multiple Strategy Series
          International Equity Series
          Value Series
          Emerging Growth Series
          Global Bond Series (New)


Delaware Group Government Fund, Inc.

Delaware Group Adviser Funds, Inc.

          Enterprise Fund
          U.S. Growth Fund
          World Growth Fund
          New Pacific Fund
          Federal Bond Fund
          Corporate Income Fund

Dated as of: September 30, 1996
            --------------------

DELAWARE SERVICE COMPANY, INC.

By:/s/ David K. Downes
   -----------------------------
       David K. Downes
       Senior Vice President/Chief
       Administrative Officer/Chief
       Financial Officer

                         DELAWARE GROUP CASH RESERVE, INC.
                         DELAWARE GROUP DECATUR FUND, INC.
                         DELAWARE GROUP DELAWARE FUND, INC.
                         DELAWARE GROUP TAX-FREE FUND, INC.
                         DELAWARE GROUP TAX-FREE MONEY FUND,INC.
                         DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. DELAWARE GROUP TREND FUND, INC.
                         DELAWARE GROUP INCOME FUNDS, INC.
                         DMC TAX-FREE INCOME TRUST - PENNSYLVANIA
                         DELAWARE GROUP VALUE FUND, INC.
                         DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC. DELAWARE GROUP DELCAP FUND, INC.
                         DELAWARE GROUP PREMIUM FUND, INC.
                         DELAWARE GROUP GOVERNMENT FUND, INC.
                         DELAWARE GROUP ADVISER FUNDS, INC.


                              By: /s/ Wayne A. Stork
                                  ------------------------
                                      Wayne A. Stork
                                      Chairman, President and
                                      Chief Executive Officer


                              DELAWARE POOLED TRUST, INC.


                              By: /s/ Wayne A. Stork
                                  ------------------------
                                      Wayne A. Stork
                                      Chairman